UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                          October 1, 2004

Safety Components International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23938	33-0596831

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

41 Stevens Street, Greenville, South Carolina 29605

(Address, Including Zip Code, of Principal Executive Offices)

(864) 240-2600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

     On October 1, 2004, Safety Components International, Inc. (the “Company”) and its subsidiaries Valentec Wells, LLC, Safety Components Fabric Technologies, Inc., Automotive Safety Components International, Inc., Automotive Safety Components International GmbH & Co. KG (“Safety Germany”), Automotive Safety Components International Limited, ASCI Holdings Germany (DE), Inc., ASCI Holdings U.K. (DE), Inc., ASCI Holdings Mexico (DE), Inc., ASCI Holdings Czech (DE), Inc., Automotive Safety Components International, S.A. de C.V. and Automotive Safety Components International s.r.o. (collectively, the “Subsidiaries”) entered into Amendment No. 5 and Consent to Loan and Security Agreement (“Amendment No. 5”) with Congress Financial Corporation (Southern) (the “Lender”).

     Amendment No. 5 amends the Loan and Security Agreement, dated October 11, 2000, by and among the Company, the Subsidiaries and the Lender, as amended by Amendment No. 1 and Consent to Loan and Security Agreement, dated as of November 2, 2001, Amendment No. 2 to Loan and Security Agreement, dated as of October 11, 2002, Amendment No. 3 and Consent to Loan and Security Agreement, dated as of October 8, 2003, and Amendment No. 4 to Loan and Security Agreement, dated as of July 20, 2004 (as so amended, the “Loan Agreement”).

     Pursuant to the terms and conditions of Amendment No. 5, the Lender consented to certain actions by the Company and certain of the Subsidiaries, and the Company, the Subsidiaries and the Lender agreed to certain amendments to the Loan Agreement, in each case in order to permit Safety Germany to enter into a proposed joint venture with a third party. Pursuant to Amendment No. 5, the Lender consented to (i) the purchase of shares of an entity to be owned by Safety Germany and the third party to conduct the joint venture (the “Joint Venture Company”), (ii) a cash investment of up to $5,000 by Safety Germany in the Joint Venture Company, and (iii) the transfer by Safety Germany to the Joint Venture Company of title to certain specified equipment with a net book value of €917,373, the relocation of that equipment to the location of the Joint Venture Company and the contribution in kind of up to the U.S. dollar equivalent of €324,021 in respect to shipping, assembly and certain other services in connection with such equipment.

     Amendment No. 5 also provides for certain amendments to the Loan Agreement which, among other things, allow the Company and certain of its Subsidiaries to include the Joint Venture Company within the group of affiliates to which they are permitted to make loans up to an aggregate specified amount.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safety Components International, Inc.

	By:	/s/ Brian P. Menezes

Name: Brian P. Menezes
Title: Vice President and Chief Financial Officer

Date: October 6, 2004